UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 28, 2004

(Date of earliest event reported)

LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

California

94-2893789
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification Number)

395 West Java Drive, Sunnyvale, California 94089

(Address of principal executive offices)

(Zip code)

(408) 542-5400

(Registrant's telephone number, including area code)

Item 5.  Other Events

On January 28, 2004, LOGIC Devices Incorporated announced the return of Ms. Kimiko Milheim as Chief Financial Officer.

Item 7.  Financial Statements and Exhibits

(a)	Financial statements of business acquired: Not applicable.
(b)	Pro forma financial information: Not applicable.
(c)	Exhibits: Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOGIC Devices Incorporated (Registrant)
Date: January 29, 2004	By: /s/ William J. Volz
William J. Volz
President and Principal Executive Officer